Exhibit 10.3

AMENDMENT NO. 1 TO
SEVERANCE, CONFIDENTIALITY AND NON-SOLICITATION AGREEMENT
THIS AMENDMENT NO. 1 TO THE SEVERANCE, CONFIDENTIALITY AND NON-SOLICITATION AGREEMENT (this “Amendment”) is made effective as of the 21st day of April, 2014 (the “Effective Date”) by and between MCG Capital Corporation, a Delaware corporation (the “Company”) and Keith Kennedy (the “Employee”) (each, a “Party” and collectively, the “Parties”).
WITNESSETH:
WHEREAS, the Parties hereto entered into that certain Severance, Confidentiality and Non-Solicitation Agreement effective as of March 5, 2014 (such agreement referred to as the “Agreement”); and
WHEREAS, the Parties hereto desire to amend the Agreement to reflect mutually agreed upon revised terms in accordance with the provisions of this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:
1.    Definitions.
Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.
2.    Amendments.
(a)    The last sentence of second paragraph of the Agreement shall be replaced with the following:
“As of April 21, 2014, your employment duties shall consist of serving the Company as President and Chief Executive Officer.”
(b)    Section 1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
“For purposes of this Agreement, “Qualifying Termination” means the termination of the Employee’s employment with the Company and its Subsidiaries (i) by the Company for any reason other than for “Cause” (as defined in Section 1(c) below) or (ii) by the Employee for “Good Reason” (as defined in Section 1(d) below).”
(c)    The lead in paragraph to Section 1(d) is hereby amended and restated in its entirety to read as follows
“For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the events or conditions described in the following subsections, provided, however, that in the case of the events described in subsections (i) through (v) below the Employee provide notice thereof within 90 days of the occurrence of such event:”
(d)    Section 1(d) of the Agreement shall be amended as follows:

•	The “and” shall be removed after the semicolon at the end of subsection (d)(iv)

•	The period at the end of subsection (d)(v) shall be removed and replaced with “; and”

•	A new subsection (d)(vi) shall be added as follows: “(vi) A Change in Control as defined in Section 4(a).”
3.    Reference to and Effect on the Amended Agreement.
(a)    On and after the Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended hereby.
(b)    Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.
4.    Governing Law.
This Amendment, including any disputes hereunder, and the interpretation, validity and/or enforcement of any provision thereof, shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Virginia, without regard to its conflicts of law rules.
5.    Counterparts.
This Amendment may be executed by facsimile in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.
MCG CAPITAL CORPORATION

By:         /s/ Tod K. Reichert
Name:   Tod K. Reichert
Title:    Executive Vice President

EMPLOYEE

By:        /s/ Keith Kennedy
Name:   Keith Kennedy

[Signature Page to Amendment No. 1 to
Severance, Confidentiality and Non-Solicitation Agreement]